NB CAPITAL CORPORATION

                                  -- Company --

                                    -- and --

                             NATIONAL BANK OF CANADA

                                 -- Custodian --

                                    -- and --

                             NATIONAL BANK OF CANADA

                                 -- Servicer --


================================================================================


                               CUSTODIAL AGREEMENT

                          Dated as of December 4, 1998


================================================================================

                               CUSTODIAL AGREEMENT


         THIS CUSTODIAL AGREEMENT, dated as of December 4, 1998 (this "Agreement"), by and between NB CAPITAL CORPORATION, a Maryland corporation, having an office at 125 West 55th Street, New York, New York 10019 ("Company"), NATIONAL BANK OF CANADA, a Canadian chartered bank, having an address at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2, ("Custodian"), and NATIONAL BANK OF CANADA, a Canadian chartered bank, having an address at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 ("Servicer").

                               W I T N E S S E T H

         WHEREAS, Company has made two (2) loans (the "Loans") to NB Finance, Ltd., a Bermuda company ("Borrower"), pursuant to a Loan Agreement, dated as of December 4, 1998 (the "Loan Agreement");

         WHEREAS, as security for each such Loan, Borrower has assigned to Company certain mortgage loans (and the real property securing such mortgage loans) pursuant to and more particularly described in the applicable Mortgage Loan Assignment Agreement, dated as of December 4, 1998, between NB Finance and Company (collectively, the "Mortgage Loans");

         WHEREAS, Servicer is to service the Mortgage Loans pursuant to a Servicing Agreement dated as of September 3, 1997 as supplemented by the First Supplemental Servicing Agreement dated as of December 4, 1998 by and between Servicer and Company (the "Servicing Agreement");

         WHEREAS, Custodian is a bank incorporated under the terms of the Bank Act (Canada) (S.C. 1991, Chapter 46) and validly existing and in good standing under the laws of and regulated by the laws of its jurisdiction of incorporation, and is otherwise authorized to act as Custodian pursuant to this Agreement; and

         WHEREAS, Company desires to have Custodian take possession of the Mortgage File (as defined below) as custodian of Company on December 4, 1998 (the "Delivery Date"), in accordance with the terms and conditions hereof.

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                               Custodial Agreement
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         NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

         Section 1. Delivery of Mortgage File. (a) On the Delivery Date, Company shall deliver, or cause to be delivered, to Custodian, or to the extent already in possession of Custodian, Custodian shall continue to hold, the mortgage file containing all the agreements, deeds and proceedings evidencing the Mortgage Loans and the real property securing such Mortgage Loans, as well as any architectural and engineering reports, title reports, surveys, insurance policies and other information material with respect to the Mortgage Loans or the real property securing the Mortgage Loans (the "Mortgage File"), to be held on behalf of Company. Custodian's signature to this Agreement shall serve as an acknowledgement of the receipt of the Mortgage File, subject to Section 1(b) hereof.

         (b) With respect to any documents that have been sent for recording by Company on the Delivery Date, Company shall deliver or cause to be delivered such original documents or acknowledgement copies thereof with evidence of recording thereon to Custodian upon receipt and Custodian shall have no responsibility for such recording. Custodian shall hold such original recorded documents or acknowledgement copies delivered to it in trust for the benefit of Company in accordance with the terms hereof.

         Section 2. Obligations of Custodian. Custodian shall hold all documents received by it constituting the Mortgage File and shall make disposition thereof only in accordance with the instructions of Company and the terms of this Agreement. The Mortgage File shall be appropriately marked and identified to clearly reflect that such documents are held by Custodian, as agent on behalf of Company.

         Section 3. Release for Servicing. From time to time and as appropriate for the foreclosure or other servicing of the Mortgage Loans, Custodian is hereby authorized, to release to Servicer the Mortgage File or any document contained in the Mortgage File. All documents so released to Servicer shall be held by Servicer in trust and shall be returned to Custodian when Servicer's need therefor in connection with such foreclosure or servicing no longer exists. Upon the payment in full of all obligations under a Loan, Custodian shall, upon receipt by Custodian of a request,

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                              Custodial Agreement
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promptly release the Mortgage File with respect to such Loan to Servicer to be delivered to Borrower.

         Section 4. Fees of Custodian. Custodian may charge such fees for its services under this Agreement as are customary, the payment of which fees, together with Custodian's expenses in connection herewith, shall be the obligation of Company.

         Section 5. Removal of Custodian. Company may upon at least 30 days' notice remove and discharge Custodian from the performance of its duties under this Agreement by written notice from Company to Custodian, with a copy to Servicer. In the event of any such removal, Custodian shall promptly transfer to Company, or as otherwise directed by the Company, the Mortgage File. Such removal of Custodian shall not affect the obligations and duties of Servicer under the Servicing Agreement.

         Section 6. Insurance of Custodian. At its own expense, Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect such fidelity bonds and/or insurance policies in amounts, with standard coverage and subject to deductibles, all as are customarily maintained by banks which act as custodian and as required under the Servicing Agreement.

         Section 7. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original and all of such counterparts together shall constitute and be one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

         Section 8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and the obligations, rights and remedies hereunder shall be determined in accordance with the substantive laws of the Province of Quebec. Each of the parties hereto irrevocably and unconditionally submits itself and its property, to the non-exclusive jurisdiction of any provincial court of Canada, and any appellate court thereof in any action or proceeding

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arising out of or relating to this Agreement, or for the recognition or enforcement of any judgement, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties hereto agrees that a final judgement in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other matter provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out or relating to this Agreement in any provincial court of Canada. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such court. Company hereby irrevocably appoints Montreal Trust, Place Montreal Trust, 1800 McGill College Avenue, Montreal, Quebec, Canada H3A 2K9 ("Company's Process Agent"), as its agent to receive, on behalf of Company, service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, in care of Company at Company's Process Agent's above address. Company hereby irrevocably authorizes and directs its agent to accept such service on its behalf.

         Section 9. Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

         Section 10. Termination by Custodian. Custodian may terminate its obligations under this Agreement upon at least 30 days' notice to Company. Such termination shall not affect the duties and obligations of Servicer under the Servicing Agreement. Any termination by Custodian shall not be effective until a successor custodian has been appointed and the Mortgage File has been appropriately transferred.

         Section 11. Term of Agreement. Unless terminated pursuant to Section 5 or Section 10 hereof, this Agreement shall terminate upon the final payment or other liquidation of the Mortgage Loans, and the final remittance of all funds due to

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Custodian. In such event, all documents remaining in the Mortgage File shall be released in accordance with the written instructions of Company.

         Section 12. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered if personally delivered, mailed by certified or registered mail, postage-prepaid, return receipt requested, or sent by overnight courier or telecopied to the addresses set forth in the first paragraph of this Agreement and in the event of Company, to the attention of Chief Financial Officer, in the event of Servicer or Custodian, to the attention of Senior Vice-President-Treasury and Financial Markets or such other address and persons as may hereafter be furnished to the other parties by like notice.

         Section 13. Successors and Assigns. This Agreement shall inure to the benefit of the successors and permitted assigns of the parties hereto.

         Section 14. Exculpation of Custodian. Neither Custodian nor any of its directors, officers, agents, employees or "controlling persons" (within the meaning of the Securities Act of 1933 (United States), as amended) shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct. In no event shall Custodian or its directors, officers, agents, employees or controlling persons be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and reasonably believed by it or them to be within the purview of this Agreement.

         Section 15. Reliance of Custodian. In the absence of bad faith on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to Custodian, reasonably believed by Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement.

         Section 16. Entire Agreement. This Agreement and the Servicing Agreement contain the entire agreement among the parties hereto with respect to the subject matter

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hereof, and supersede all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.





















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                              Custodial Agreement
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IN WITNESS WHEREOF, Company, Servicer and Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.


                                         COMPANY:


                                         NB CAPITAL CORPORATION


                                         By: /s/ Martin Ouellet
                                             ---------------------------------
                                             Martin Ouellet, Vice-President


                                         SERVICER:


                                         NATIONAL BANK OF CANADA


                                         By: /s/ Raymond Cote
                                             ---------------------------------


                                         By: /s/ Benoit Dagenais
                                             ---------------------------------



                                         CUSTODIAN:


                                         NATIONAL BANK OF CANADA


                                         By: /s/ Raymond Cote
                                             ---------------------------------


                                         By: /s/ Benois Dagenais
                                             ---------------------------------



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